Filed Pursuant to Rule 497(e)
1933 Act File No. 333-06343
1940 Act File No. 811-04704

Sims Total Return Fund
April 25, 2016

Supplement to the Prospectus dated October 31, 2015, as supplemented March 9, 2016

Sims Total Return Fund
(formerly known as The Primary Trend Fund)

SCM Transaction

On March 31, 2016, the shareholders of The Primary Trend Fund, the sole series of The Primary Trend Fund, Inc. (the “Company”), approved Sims Capital Management LLC (“SCM”) as the investment adviser to the Fund.  SCM replaces Arnold Investment Counsel Incorporated (“Arnold”), which previously served as the investment adviser to the Fund.

Sims Capital Management LLC, 225 East Mason Street, Suite 802, Milwaukee, Wisconsin 53202-3657, has been providing investment advisory services since 2003.  SCM currently acts as the investment adviser for one other registered fund, the Eagle Capital Growth Fund, Inc., a closed-end investment company, a private investment fund (Peregrine Investment Fund LLC) and to clients through separate accounts.  SCM is an SEC-registered investment adviser, formed by Luke E. Sims and his son David C. Sims to carry on and expand an investment philosophy and discipline focused on buying high-quality portfolio companies.

In connection with SCM becoming the investment adviser to the Fund, the Company changed its name to “Sims Total Return Fund, Inc.,” and the Fund was renamed “Sims Total Return Fund.”

A discussion regarding the basis for the approval of the investment advisory agreement for the Fund (the “New Agreement”) will be available in the Fund’s annual report to shareholders for the fiscal year ending June 30, 2016.  The Statement of Additional Information for the Fund, which is incorporated by reference into the Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

Additional Changes to Prospectus Related to the SCM Transaction

1.	All references to The Primary Trend Fund, Inc. in the Prospectus shall be deemed to refer to Sims Total Return Fund, Inc.; all references to The Primary Trend Fund in the Prospectus shall be deemed to refer to Sims Total Return Fund; and all references to Arnold Investment Counsel Incorporated, the Adviser or the investment adviser to the Fund in the Prospectus shall be deemed to refer to Sims Capital Management LLC.

2.	All references to the website www.primarytrendfunds.com shall be deemed to refer to www.simscapital.com.

3.	All references to Arnold’s address of 3960 Hillside Drive, Suite 204, Delafield, Wisconsin 53018-2148 shall be deemed to refer to 225 East Mason Street, Suite 802, Milwaukee, Wisconsin 53202-3657.

4.	All references to the phone number 1-800-443-6544 shall be deemed to refer to 1-414-765-1107.

5.	All references to the ticker symbol “PTFDX” shall be deemed to refer to the ticker symbol “SIMFX.”

Changes to Prospectus Related to Annual Fund Operating Expenses & Example

The New Agreement went effective after the close of business on April 22, 2016.  In connection with the effectiveness of the New Agreement, the following sections of the Prospectus are modified as follows:

Annual Fund Operating Expenses Table and Expense Example under the Fund Fees and Expenses Section for the Fund on page 1:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees Under Arnold		Pro Forma Fees Under SCM
Management Fees	0.74%		0.74%
Distribution (12b-1) Fees	None		None
Other Expenses	1.44%		1.44%
Total Annual Fund Operating Expenses	2.18%		2.18%
Less Fee Waivers	(0.18	)%(1)	None	(2)
Net Expenses	2.00%		2.18	%(3)

(1)	The Fund’s current investment advisory agreement with Arnold contains an expense limitation provision that provides that total operating expenses of the Fund, including investment advisory fees (net of any reimbursements made by Arnold), but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2.00%.

(2)	The New Agreement does not contain an expense limitation provision to cap net expenses at 2.00%.

(3)	Based on the expenses reflected in the Fund’s semi-annual report for the period ended December 31, 2015, the pro forma net expenses are 2.78%.

Example

This Example is intended to help you compare the cost of investing in the Sims Total Return Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Example Under Arnold	$203	$665	$1,153	$2,499

Pro Forma Example Under SCM	$221	$682	$1,169	$2,513

Changes to Prospectus Related to Portfolio Managers & Officers

In connection with a change in portfolio managers and officers of the Fund, the following sections are replaced in their entirety as follows:

Portfolio Managers discussion for the Fund on page 4:

“Luke E. Sims and David C. Sims are the portfolio managers for the Sims Total Return Fund.  Mr. Luke E. Sims, President and Chief Executive Officer of the Fund, and Mr. David C. Sims, Vice President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund, have been portfolio managers for the Fund since 2016.”

“WHO MANAGES THE FUND?” discussion on page 5:

“Sims Capital Management LLC (the “Adviser”) is the investment adviser to the Sims Total Return Fund.  The Adviser’s address is:

225 East Mason Street, Suite 802
 Milwaukee, Wisconsin 53202-3657

The Adviser has been in business since 2003 and is the Fund’s only investment adviser.  As the investment adviser to the Fund, the Adviser manages the investment portfolio of the Fund.  All of the decisions it makes concerning the securities to buy and sell for the Fund are made by the Fund’s portfolio managers, Luke E. Sims and David C. Sims.  Mr. Luke E. Sims and Mr. David C. Sims are co-portfolio managers for the Fund.  As such, they are equally responsible for the day-to-day management of the Fund’s portfolio.  During the last fiscal year, the Fund paid Arnold Investment Counsel Incorporated, the Fund’s investment adviser until the close of business on April 22, 2016, an annual investment advisory fee equal to 0.74% of its daily average net assets.  The Fund will pay Sims Capital Management LLC, the Fund’s investment adviser effective on the close of business of April 22, 2016, an annual investment advisory fee equal to 0.74% of its daily average net assets.

A discussion regarding the basis for the approval of the New Agreement will be available in the Fund’s annual report to shareholders for the fiscal year ending June 30, 2016.

The Statement of Additional Information for the Fund, which is incorporated by reference into the Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Fund.”

“OFFICERS” listed on the back cover page of the Fund’s Prospectus:

“Luke E. Sims – President and Chief Executive Officer
 David C. Sims – Vice President, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary”

Changes to Principal Investment Strategies of the Fund

In connection with a change in the principal investment strategy of the Fund, the following section is replaced in its entirety as follows:

Principal Investment Strategies of the Fund on page 2:

“The Sims Total Return Fund invests primarily in common stocks of United States companies.  Most, but not all, of its common stock investments pay dividends.  Typically, the Fund invests in well-established mid- to large-capitalization companies (market capitalizations of $3 billion or more) having an operating history of ten or more years.  The Fund’s investment adviser considers a number of financial metrics in determining whether a company’s stock is undervalued, including among other things, revenue growth, earnings growth, gross margins, operating margins, pretax and aftertax margins, return on assets and return on invested capital.  The Fund sells companies that no longer meet its investment criteria, or if the investment adviser believes better investment opportunities are available.”

* * *

The date of this Supplement is April 25, 2016.

Please retain this Supplement for future reference.